EXHIBIT 10.3

DEPOSIT ACCOUNT PLEDGE AND CONTROL AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is made as of the 13th day of February, 2023, by SHGN ACQUISITION CORP., a Delaware corporation (the “Pledgor”), in favor of PLATINUM BANK, a Minnesota banking corporation (the “Lender”).

RECITALS:

WHEREAS, the Lender and SHARPLINK, INC., a Minnesota corporation (the “Borrower”) are parties to that certain Revolving Credit Agreement dated as of even date herewith (the “Credit Agreement”), pursuant to which the Lender has extended a revolving loan to the Borrower in the principal amount of $7,000,000 (the “Loan”), and which is evidenced by, among other things, the Note (as defined in the Credit Agreement); and

WHEREAS, in order to secure the payment of the Note, and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, to the extent it arises under or is evidenced by the Credit Agreement, the Note, this Agreement or any other present or future instrument or agreement executed in connection with the Credit Agreement, the Note and/or this Agreement, and, to the extent it arises under or is evidenced by such documents, whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint or joint and several) (all such debts, liabilities and obligations of the Borrower to the Lender are herein collectively referred to as the “Obligations”), the Pledgor hereby agrees as follows:

1.	PLEDGE. The Pledgor hereby grants to the Lender a security interest (the “Security Interest”) in and to all of the Pledgor’s right, title and interest in and to the following collateral: Account No. 41780 (the “Account”) held with Lender, together with all financial assets, security entitlements with respect to such financial assets, investment property, securities and other property in the Account (collectively, the “Collateral”), together with all substitutions and replacements for and products and proceeds of any of the foregoing property, to secure the payment and performance of the Obligations. The Pledgor shall execute and deliver to the Lender any and all documents and instruments as the Lender may determine necessary in order to perfect and maintain the Security Interest granted hereunder in and to the Collateral.

2.	CONTROL/PERFECTION. Pledgor hereby grants the Lender control of the Account for the purposes of the Lender perfecting its security interest in the Account. Pledgor acknowledges and agrees that the Lender has a first priority perfected security interest in the Collateral. Pledgor hereby consents to the filing of a UCC-1 financing statement in connection with the security interest granted herein in the event the Lender determines, in its sole discretion, that the filing of a UCC-1 financing statement is necessary or advisable. During the term of this Agreement, Lender shall have the sole authority to direct the disposition of funds in the Account, without further consent by the Pledgor or any other person subject to the terms and conditions of this Agreement, and the Pledgor shall not be entitled to withdraw any funds from the Account or take any other action with respect to the Account without the prior written consent of the Lender, which may be withheld in the Lender’s sole and absolute discretion. Without limiting the generality of the foregoing, the Credit Agreement provides for the application of funds in the Account to the outstanding principal balance of the Obligations (as defined in the Credit Agreement) upon the occurrence and during the continuance of an Event of Default, as more particularly described in the Credit Agreement.

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3.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. As further security for the full and faithful performance of the Obligations and the payment in full of the Obligations, the Pledgor covenants, represents and warrants to the Lender as follows:

(a)

The Pledgor’s right to the Collateral is not subject to any defense, right, setoff or counterclaim and the Pledgor will defend and indemnify the Lender against all claims or demands of all persons other than the Lender. No financing statement covering all or any of the Collateral is on file in any public office.

(b)

The Pledgor shall not sell, convey, assign, pledge, mortgage, grant a security interest in or otherwise transfer or encumber all or any part of the Pledgor’s interest in the Collateral or other property pledged as security hereunder without the prior written consent of the Lender.

(c)	The Pledgor has made no other assignment, transfer, conveyance, pledge, mortgage or grant of a security interest in the Collateral.

(d)	The Pledgor hereby acknowledges that this Agreement and the pledge and security granted hereby is supported by good and valuable consideration and is binding upon the Pledgor.

(e)	The Pledgor has full power and authority to execute this Agreement and to grant the security interest in the Collateral which it has granted hereunder.

(f)

The Pledgor will at any time hereafter execute such control agreements, financing statements or other instruments or take such actions as the Lender may request to establish, maintain and perfect the Lender’s security interest in the Collateral.

4.	TERM. This Agreement shall remain in full force and effect until the Obligations are paid in full and any obligation to provide financing to the Borrower, pursuant to the Credit Agreement, has terminated.

5.	AMENDMENT. This Agreement may not be amended or modified, nor may any of its terms, including, without limitation, terms affecting any of the Obligations, be modified or waived, except by the Lender’s written consent.

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6.	DEFAULT. Upon the occurrence of an Event of Default (as defined in the Credit Agreement), the Lender shall have the following remedies:

(a)

The Lender may, at its option, declare all or any part of the Obligations immediately due and payable without presentment or other notice or demand and exercise any and all rights under the Credit Agreement, the Note and the documents related thereto.

(b)

The Lender may, at its option and in the name of the Pledgor or otherwise, collect and dispose of all or any part of the Collateral, to the extent permitted under the terms of the Uniform Commercial Code as in effect in the State of Minnesota, and the Lender is specifically authorized to apply all proceeds from the disposition of any and all Collateral toward payment of the Obligations.

(c)

At the Lender’s request, the Pledgor shall cooperate with the Lender and do all things necessary to enable the Lender to sell any and all of the Collateral, in compliance with all applicable securities and other laws and regulations, including but not limited to providing the Lender with financial statements and projections, tax returns, legal opinions and other information requested by the Lender.

(d)	The Lender may exercise or enforce any and all rights or remedies available to the Lender by law or agreement against the Pledgor.

(e)	The Lender may apply the funds in the Account to the Obligations, in a manner in which the Lender determines in its sole discretion.

7.	WAIVER. The remedies provided herein, in the Credit Agreement, in the Note, in the Loan Documents, or otherwise available to the Lender at law or in equity are cumulative. No delay or failure by the Lender in the exercise of any right or remedy shall constitute a waiver thereof and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

8.	NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been given when personally delivered or deposited in the United States mail, mailed first class, registered or certified, postage prepaid, addressed to the last known address of the respective parties.

9.	GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

10.	TAXES. The Pledgor shall be responsible for the payment of all state and federal taxes payable as a result of any sale of any and all of the Collateral.

11.	BINDING EFFECT. This Agreement shall be binding upon and inure to the parties hereto and their heirs, assigns and successors.

12.	SEVERABILITY. In the event any provision hereof is determined to be unenforceable or invalid, such provision or such part thereof which may be unenforceable shall be deemed severed from this Agreement and the remaining provisions carried out with the same force and effect as if the severed provision or part thereof had not been made a part hereof.

13.	COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties may execute this Agreement by signing any such counterparts.

IN WITNESS WHEREOF, the Pledgor has executed and delivered this Agreement as of the date and year first above written.

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[SIGNATURE PAGE TO DEPOSIT ACCOUNT PLEDGE AND CONTROL AGREEMENT]

PLEDGOR:

SHGN ACQUISITION CORP., a Delaware corporation

By:	/s/ Robert Phythian
Robert Phythian
Its: Chief Executive Officer

[SIGNATURE PAGE TO DEPOSIT ACCOUNT PLEDGE AND CONTROL AGREEMENT]

LENDER:

PLATINUM BANK, a Minnesota banking corporation

By:	/s/ Pete Odell
Pete Odell
Title
Its: Senior Vice President

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